Security Income Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

                                                                     May 1, 2008

Dear Shareholder:

Your Board of Directors ("Board") has called a special meeting of shareholders of Income Opportunity Fund (the "Acquired Fund"), a series of Security Income Fund, to be held on June 6, 2008 at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of Security Income Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Fund, as discussed below.

The Board has approved the reorganization of the Acquired Fund into High Yield Fund (the "Acquiring Fund"), another series of Security Income Fund (the "Reorganization"). Security Investors, LLC serves as investment manager to the Acquired and Acquiring Funds, and the Acquired Fund has an investment objective and investment policies that are comparable in many respects to those of the Acquiring Fund.

After careful consideration, the Board has unanimously approved this proposal with respect to the Acquired Fund and recommends that shareholders of the Acquired Fund vote "FOR" the proposal. Accordingly, you are asked to authorize the Reorganization.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 p.m.
ON JUNE 5, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                                 Sincerely,

                                                             /s/ Thomas A. Swank


                                                                 Thomas A. Swank
                                                                 President

                              Security Income Fund
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        SECURITY INCOME OPPORTUNITY FUND
                             TO BE HELD JUNE 6, 2008

To the Shareholders:

The Board of Directors of Security Income Fund has called a special meeting of shareholders of Income Opportunity Fund (the "Acquired Fund"), a series of Security Income Fund, to be held on June 6, 2008 at 1:00 p.m. (Central time) or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of Security Income Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

At the Special Meeting you will be asked:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by High Yield Fund (the "Acquiring Fund"), a series of Security Income Fund, solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 9, 2008 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to Security Income Fund, or by voting in person at the Special Meeting.

                                              By Order of the Board of Directors

                                          /s/ Amy J. Lee

                                              Amy J. Lee
                                              Secretary

May 1, 2008

                                TABLE OF CONTENTS


INTRODUCTION...................................................................3

SUMMARY........................................................................4

         THE PROPOSED REORGANIZATION...........................................4

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
         RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS..............5

         PRINCIPAL RISKS OF INVESTING IN THE FUNDS.............................6

COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING FUNDS...............9

         SHAREHOLDER FEES.....................................................10

         COMPARISON OF OPERATING EXPENSES.....................................10

         EXAMPLE..............................................................11

COMPARISON OF FUND PERFORMANCE................................................11

         PERFORMANCE OF THE ACQUIRED FUND.....................................11

         PERFORMANCE OF THE ACQUIRING FUND....................................13

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND...............................14

         INVESTMENT MANAGER...................................................14

         PORTFOLIO MANAGER....................................................14

         FORM OF ORGANIZATION.................................................14

INFORMATION ABOUT THE REORGANIZATION..........................................14

         THE REORGANIZATION PLAN..............................................14

         REASONS FOR THE REORGANIZATION.......................................15

         BOARD CONSIDERATIONS.................................................15

         TAX CONSIDERATIONS...................................................15

         IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING..................16

         EXPENSES OF THE REORGANIZATION.......................................16

         DIVIDENDS AND OTHER DISTRIBUTIONS....................................16

         CAPITALIZATION OF THE FUNDS..........................................17

GENERAL INFORMATION...........................................................17

         OTHER BUSINESS.......................................................17

         PROXY SOLICITATION...................................................17

         SHAREHOLDER VOTING...................................................17

         VOTE REQUIRED........................................................18

         INVESTMENT MANAGER, ADMINISTRATOR, TRANSFER AGENT AND
         PRINCIPAL UNDERWRITER................................................18

         SHAREHOLDER REPORTS..................................................18

         SHAREHOLDER PROPOSALS................................................18

         INFORMATION ABOUT THE FUNDS..........................................18

MORE INFORMATION REGARDING THE FUNDS..........................................19

         BUYING SHARES........................................................19

         CUSTOMER IDENTIFICATION AND VERIFICATION.............................19

         MARKET TIMING/SHORT-TERM TRADING.....................................19

         CLASS A SHARES.......................................................20

         CLASS A DISTRIBUTION PLAN............................................21

         CLASS B SHARES.......................................................21

         CLASS B DISTRIBUTION PLAN............................................22

         CLASS C SHARES.......................................................22

         CLASS C DISTRIBUTION PLAN............................................22

         REVENUE SHARING PAYMENTS.............................................22

         WAIVER OF DEFERRED SALES CHARGE......................................22

         SELLING SHARES.......................................................23

         DIVIDENDS AND TAXES..................................................25

         SHAREHOLDER SERVICES.................................................26

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND...................................29


APPENDIX A - PLAN OF REORGANIZATION..........................................A-1

APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS...........B-1

APPENDIX C- PERFORMANCE UPDATE...............................................C-1

APPENDIX D - OWNERSHIP INFORMATION...........................................D-1

APPENDIX E - Reduced Sales Charges...........................................E-1

                                 PROXY STATEMENT
                                       FOR
                             INCOME OPPORTUNITY FUND
                       (a series of Security Income Fund)

                                   PROSPECTUS
                                       FOR
                                 HIGH YIELD FUND
                       (a series of Security Income Fund)
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                           (Toll Free) (800) 888-2461

INTRODUCTION

At a meeting held on February 8, 2008, the Board of Directors (the "Board") of Security Income Fund approved a Plan of Reorganization (the "Reorganization Plan") relating to the proposed reorganization of Income Opportunity Fund (the "Acquired Fund") into High Yield Fund (the "Acquiring Fund") (collectively, the "Funds"), both of which are series of Security Income Fund. This Proxy Statement/Prospectus provides you with information about this proposed reorganization.

If shareholders of the Acquired Fund approve the proposed reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your pro rata portion of the shares of the Acquiring Fund that it receives in the Reorganization. You will receive Class A, B and C shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting ("Special Meeting") of shareholders of the Acquired Fund, to be held on June 6, 2008, at which shareholders of the Acquired Fund will vote on the Reorganization Plan through which the Reorganization will be accomplished. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose primary investment objective is high current income and secondary objective is capital appreciation.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated May 1, 2008 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Security Income Fund Prospectus and Statement of Additional Information dated May 1, 2008, each of which is incorporated herein by reference (File No. 002-38414) and is available, without charge, by calling (800) 888-2461. The Security Income Fund annual report for the fiscal year ended December 31, 2007 is also incorporated herein by reference (File No. 811-02120).

You may obtain proxy materials, reports and other information filed by the Security Income Fund from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  MAY 1, 2008

SUMMARY

You should read this entire Proxy Statement/Prospectus and accompanying materials carefully. For additional information, you should consult the Security Income Fund Prospectus and the Reorganization Plan, which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On February 8, 2008, the Board of Directors of Security Income Fund ("Board") approved the Reorganization Plan. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

o the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

o the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

o    the complete liquidation of the Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business July 25, 2008, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder of Class A, Class B and Class C shares of the Acquired Fund will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the same class of the Acquired Fund held by that shareholder as of the close of business on the date of the Closing.

The expenses of the Reorganization are estimated to be approximately $81,000.00. The Acquired Fund and Acquiring Fund will each bear one-third of the expenses relating to the Reorganization and Security Investors, LLC, the Funds' investment manager (the "Investment Manager" or "Security Investors"), will bear the remainder of the expenses relating to the Reorganization.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Shareholders in the Acquired Fund are expected to benefit from the larger asset base and lower gross and net operating expenses as a percentage of Acquiring Fund assets that will result from the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, the Acquired Fund has an investment objective and principal investment strategies that are comparable in many respects to the investment objective and principal investment strategies of the Acquiring Fund. The Funds' investment objectives and principal investment strategies do, however, differ in certain respects, including that under normal circumstances, the Acquiring Fund invests at least 80% of its assets in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories (or unrated securities of comparable quality), while the Acquired Fund invests at least 80% of its assets in senior secured floating rate corporate loans and corporate debt securities which generally are rated in the medium or lower rating categories or determined to be of comparable quality.

o Security Investors, One Security Benefit Place, Topeka, Kansas 66636-0001, serves as investment adviser for both Funds; however, unlike the Acquired Fund which is sub-advised by Four Corners Capital Management, LLC (the "Sub-Adviser" or "Four Corners"), 515 S. Flower Street, Suite 1600, Los Angeles, California 90071, the Acquiring Fund does not have any sub-adviser.

o The proposed Reorganization offers reductions in management fees, gross operating expenses, and operating expenses net of contractual reimbursements and waivers by Security Investors, for shareholders of the Acquired Fund. Security Investors is expected to benefit from the Reorganization because it will not have to pay Four Corners for investment sub-advisory services currently provided to the Acquired Fund.

o The share purchase, exchange and redemption provisions for each Fund are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Funds."

o The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Funds will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

o If the Reorganization is approved by shareholders, certain holdings of the Acquired Fund will be sold shortly prior to the Closing. The Investment Manager may also sell portfolio securities that the Acquiring Fund acquired from the Acquired Fund after the Closing. In addition, both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process. Such sales and purchases could result in increased transaction costs, all or part of which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Funds. (See the section titled "Important Information About Portfolio Transitioning" below for additional information.)

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT OF THE ACQUIRED AND ACQUIRING FUNDS

The investment objectives, principal investment strategies, and risks of the Funds are similar. The chart below summarizes the primary similarities and differences between the Funds' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Fund will achieve its stated objective.

------------------------------------------------------------------------------------------------------------------------------------
                                            THE ACQUIRED FUND                                    THE ACQUIRING FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE                 A high level of current income.               High current income. Capital appreciation is a
                                                                                                secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT       The Fund pursues its objective by investing, under      The Fund pursues its objective by investing at
STRATEGIES                 normal circumstances, at least 80% of its net           least 80% of its assets, under normal market
                           assets (including any borrowings for investment         conditions, in a broad range of high yield, high
                           purposes) in senior secured floating rate corporate     risk debt securities rated below the top four
                           loans ("Senior Loans") and corporate debt               long-term rating categories by a nationally
                           securities. The Senior Loans and corporate debt         recognized statistical rating organization or, if
                           securities in which the Fund invests generally are      unrated, determined by the Investment Manager to
                           be rated in medium or lower rating categories, or       of comparable quality (also known as "junk
                           determined by Four Corners, the Fund's Sub-Adviser,     bonds"). These debt securities may include,
                           to be of comparable quality.                            for example: corporate bonds and notes,
                                                                                   convertible securities, mortgage-backed and
                                                                                   asset-backed securities, and Senior Loans.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER                       Security Investors, LLC                              Security Investors, LLC
------------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER                        Four Corners Capital Management, LLC                                 None
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER               Michael P. McAdams and Robert I. Bernstein                       David G. Toussaint
------------------------------------------------------------------------------------------------------------------------------------
COMPARISON OF  SIMILAR     o Each Fund invests significantly in lower quality debt securities.
PRINCIPAL      STRATEGIES
INVESTMENT                 o Each Fund may invest in Senior Loans. With respect to the Acquired Fund, the Sub-Adviser performs
STRATEGIES                   its own credit analysis of each borrower. Meanwhile, with respect to the Acquiring Fund, the
                             Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities.

                           o Each Fund may invest in dollar denominated foreign securities.

                           o The Acquired Fund may invest up to 10% of its total assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings, while the Acquiring Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase.

                           o  The Acquired Fund may invest a portion of its assets in derivatives, including, without limitation, options and futures contracts, which may be used to hedge the Fund's portfolio, to maintain exposure to the markets in which the Fund may invest or to seek increased returns. The Acquiring Fund may purchase and sell options and futures contracts, which may be used to hedge the Fund's portfolio, to enhance income, or as a substitute for purchasing or selling securities.

                           o  Under adverse market conditions, each Fund may invest some or all of its assets in cash, repurchase agreements and money market instruments.
------------------------------------------------------------------------------------------------------------------------------------


                                       5

------------------------------------------------------------------------------------------------------------------------------------

               DIFFERENCES o The Fund pursues its objective by investing,         o The Fund pursues its objective by investing at
               IN STRATEGY   under normal circumstances, at least 80% of its        least 80% of its assets, under normal market
                             net assets (including any borrowings for               conditions, in a broad range of high yield, high
                             investment purposes) in Senior Loans and               risk debt securities rated below the top four
                             corporate debt securities.  The Senior Loans and       long-term rating categories by a nationally
                             corporate debt securities in which the Fund            recognized statistical rating organization or,
                             invests generally are rated in medium or lower         if unrated, determined by the Investment Manager
                             rating categories, or determined by Four               to be of comparable quality (also known as "junk
                             Corners, the Fund's Sub-Adviser, to be of              bonds"). These debt securities may include, for
                             comparable quality.                                    example: corporate bonds and notes, convertible
                                                                                    securities, mortgage-backed and asset-backed
                           o  The Fund may invest in certain other types of         securities, and Senior Loans.
                              debt obligations, including unsecured or
                              subordinated loans, and may receive such            o The Fund may invest in a  variety of investment
                              securities and/or equity securities as a result       vehicles that seek to track the performance of
                              of a restructuring of the debt of an issuer, the      a specific index.
                              reorganization of a Senior Loan, or as part of
                              a package of securities acquired together with      o The Fund's average dollar weighted maturity is
                              the Senior Loans of an issuer.                        expected to be between 3 and 15 years.

                           o  The Fund currently limits investments in            o  The Fund may invest in restricted securities.
                              securities of non-U.S. entities to no more than        In addition, the Fund may invest in other types
                              15% of the Fund's total assets and will not            of debt securities and credit derivative
                              invest in debt securities of issuers located in        instruments; enter into interest rate, total
                              emerging markets.  The Fund invests only in            return, credit default, and index swaps and
                              loans or securities that are U.S.                      related cap, floor and collar transactions;
                              dollar-denominated or otherwise provide for            purchase and sell securities on a when issued,
                              payment in U.S. dollars.                               forward commitment or delayed delivery basis;
                                                                                     and engage in borrowing.
                           o  In order to avoid selling Fund assets to meet
                              shareholder redemption requests, the Fund           o  The Investment Manager may determine to sell a
                              intends to borrow to the fullest extent                security (1) if it can purchase a security with
                              permitted by applicable law.                           a better relative value; (2) if a security's
                                                                                     credit rating has been changed; or (3) to meet
                           o  For purposes of realizing additional income,
                              the redemption requests, among other reasons.
                              Fund may lend its portfolio securities to
                              certain borrowers. Any such loan will be
                              continuously secured by collateral at least
                              equal to the value of the securities loaned.
------------------------------------------------------------------------------------------------------------------------------------
COMPARISON OF  SIMILAR     o Under adverse or unstable market conditions, each Fund's policies allow it to invest some or all of
PRINCIPAL      RISKS         its assets in cash, repurchase agreements and money market securities for the purpose of avoiding
RISKS                        losses, in which case each Fund may be unable to pursue its investment objective during that time or benefit from any market upswings.

                           o Each Fund also shares the following principal investment risks:

                              o interest rate risk
                              o credit risk
                              o credit derivatives risk
                              o prepayment risk
                              o high yield securities risk
                              o senior loans risk
                              o special situation investments/securities in default risk
                              o special risks associated with mortgage-backed securities
                              o market risk
                              o options and futures risk
                              o foreign securities risk
                              o restricted securities risk

                           A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Funds, is provided below under "Principal Risks of Investing in the Funds." In addition, Appendix B contains additional information regarding other investment strategies and risk considerations of the Funds.
------------------------------------------------------------------------------------------------------------------------------------
               DIFFERENCES o In addition to the above risks, the Acquired Fund is also subject to the following principal
               IN RISKS      investment risk:

                              o Unsecured and Subordinated Loans Risk

                           A summary description of this risk is provided below under "Principal Risks of Investing in the Funds."
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS - The discussion below provides more information about the principal risks of investing in the Funds. Each Fund may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Funds, but it does not mean that a Fund is prohibited from investing its assets in securities or other assets that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Funds may utilize and related risks.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise, causing the value of a Fund's securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more a Fund's share price will fluctuate in response to interest rate changes.

Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for a Fund to sell.

The Senior Loans and corporate debt securities in which each Fund may invest are generally rated lower than investment grade credit quality, e.g., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

CREDIT DERIVATIVE RISK -- In addition to market risks applicable to derivatives generally, credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to liquidity and credit risk. Credit default swaps generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

If a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. Credit default swap transactions may involve greater risks than if a Fund had invested in the reference obligation directly.

PREPAYMENT RISK -- The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

HIGH YIELD SECURITIES RISK -- The Funds may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid and present more credit risk than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and real or perceived adverse economic and competitive industry conditions.

SENIOR LOANS RISK -- Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans are usually issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of a Fund investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. The Senior Loans in which the Funds generally invest are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Impairment of Collateral: Senior Loans in which the Funds invest generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, a Fund might not receive payments to which it is entitled.

Limited Liquidity: Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Senior Loans in which the Funds invest will be relatively illiquid. In addition, Senior Loans in which the Funds invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund's ability to sell Senior Loans and may adversely affect the price that can be obtained. A Fund may have difficulty disposing of Senior Loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Fund to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause a Fund to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance. The Acquired Fund seeks to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The Funds value their assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Funds by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by a Fund, the availability of Senior Loans acquired in the primary market or increase the price of Senior Loans in the secondary market.

UNSECURED AND SUBORDINATED LOANS RISK -- The Acquired Fund may invest a limited portion of its assets in unsecured or subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above in connection with Senior Loans except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss to the Fund in the event of default by the issuer of the loan. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

SPECIAL SITUATION INVESTMENTS/SECURITIES IN DEFAULT RISK -- Investing in Special Situation Investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES -- Both Funds, and especially the Acquiring Fund, may invest in mortgage-backed securities. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. Government agencies or by government sponsored private corporations - familiarly called "Ginnie Mae," "Fannie Mae" and "Freddie Mac."

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

OPTIONS AND FUTURES RISK -- Each Fund may use options and futures to hedge its portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

FOREIGN SECURITIES RISK -- The Funds may invest in foreign securities that are U.S. dollar-denominated. Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as currency fluctuations, differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, and political instability or adverse diplomatic developments. These risks may increase in underdeveloped capital markets.

RESTRICTED SECURITIES RISK -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be considered illiquid and, therefore, are subject to a Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A securities) may involve a high degree of business and financial risk, which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In particular, Rule 144A securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.




COMPARISON OF FEES AND EXPENSES FOR ACQUIRED AND ACQUIRING FUNDS

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Fund. It is expected that combining the Funds in the manner proposed in the Reorganization Plan would allow shareholders of the Acquired Fund to realize economies of scale and lower management fees, gross operating expenses and operating expenses net of contractual reimbursements and waivers by Security Investors. In addition, shareholders of Class A of the Acquired Fund would no longer be subject to a redemption charge if the proposed Reorganization is consummated. Security Investors may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve Security Investors of its obligation to pay sub-advisory fees to Four Corners under the sub-advisory agreement applicable to the Acquired Fund.

Class A, Class B and Class C shares of the Acquiring Fund issued to the Acquired Fund shareholders in connection with the Reorganization will not be subject to any sales charges, but will remain subject to the same contingent deferred sales charge, if any, applicable to the corresponding Acquired Fund shares held by a shareholder immediately prior to the Reorganization. In addition, the period that the shareholder held shares of the Acquired Fund would be included in the holding period of Acquiring Fund shares for purposes of calculating any contingent deferred sales charge, for federal income tax purposes, and for conversion rights. For example, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by the shareholder. Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the sales load structure described in the table below for the Acquiring Fund. This is the same sales load structure that is currently in effect for the Acquired Fund.

For further information on the fees and expenses of the Acquiring Fund, please see "More Information Regarding the Funds" in this Proxy Statement /Prospectus.

SHAREHOLDER FEES - For each Fund, the following table describes the fees that are paid directly from a shareholder's investment:

---------------------------------------------------------------------------- ------------ ------------ -------------
                                                                               CLASS A      CLASS B      CLASS C
                                                                               SHARES      SHARES(1)      SHARES
---------------------------------------------------------------------------- ------------ ------------ -------------
Maximum Sales Charge Imposed on Purchases                                       4.75%        None          None
(as a percentage of offering price)
---------------------------------------------------------------------------- ------------ ------------ -------------
Maximum Deferred Sales Charge (as a percentage of original purchase price      None(2)     5.00%(3)      1.00%(4)
or redemption proceeds, whichever is lower)
---------------------------------------------------------------------------- ------------ ------------ -------------
Income Opportunity Fund Only - Redemption Charge (as a percentage of          2.00%(5)       None          None
amount redeemed or exchanged)
--------------------------------------------------------------------------------------------------------------------

1  Class B shares convert tax-free to Class A shares automatically after eight years.
2  Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1.00% is imposed in the event of redemption within one year of purchase.
3  Class B shares charge a 5.00% deferred sales charge for redemptions during the first year, decreasing to 0.0% for redemptions during the sixth and following years.
4  A deferred sales charge of 1.00% is imposed in the event of redemption of
   Class C shares within one year of purchase.
5  A redemption charge of 2.00% is assessed on any shares of the Acquired Fund redeemed or exchanged within 90 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the
   Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh,
   SIMPLE IRA, SEP IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3)
   redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs. THE ACQUIRED
   FUND IS NOT CURRENTLY IMPOSING THE REDEMPTION CHARGE IN VIEW OF THE PROPOSED
   REORGANIZATION.
--------------------------------------------------------------------------------------------------------------------

COMPARISON OF OPERATING EXPENSES - The current expenses of the Acquired Fund and the Acquiring Fund and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the year ended December 31, 2007. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

------------------------------------------------------------------------------------------------------------------------------------
                                               CLASS A                          CLASS B                          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                   ACQUIRED   ACQUIRING     PRO    ACQUIRED   ACQUIRING      PRO     ACQUIRED   ACQUIRING     PRO
                                      FUND       FUND      FORMA     FUND        FUND       FORMA      FUND       FUND       FORMA
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                      0.80%      0.60%      0.60%     0.80%       0.60%      0.60%      0.80%      0.60%      0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees            0.25%      0.25%      0.25%     1.00%       1.00%      1.00%      1.00%      1.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                       0.37%      0.57%      0.49%     0.35%       0.58%      0.49%      0.35%      0.58%      0.49%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING          1.42%      1.42%      1.34%     2.15%       2.18%      2.09%      2.15%      2.18%      2.09%
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Fee reduction(1)                      None     (0.32)%    (0.24)%     None      (0.33)%    (0.24)%      None     (0.33)%    (0.24)%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING          1.42%      1.10%      1.10%     2.15%       1.85%      1.85%      2.15%      1.85%      1.85%
EXPENSES (AFTER FEE WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------

1    The Acquiring Fund's Investment Manager has contractually agreed through
     May 1, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution
     (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, interest, taxes, litigation, indemnification, extraordinary expenses, and acquired fund fees and expenses, if any) ("Operating
     Expenses") of High Yield Fund to the indicated annual percentages of average daily net assets: 1.10% of Class A shares and 1.85% of Class B and
     C shares. The Investment Manager is entitled to reimbursement by High Yield
     Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated operating expenses are less than the indicated
     percentages.
------------------------------------------------------------------------------------------------------------------------------------

EXAMPLES - The examples below are intended to help you compare the cost of investing in the Funds and in the combined Fund (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the Acquiring Fund after the Reorganization for the time periods indicated and assumes total annual fund operating expenses before any fee reduction. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses.

              Example of Fees and Expenses - if shares are redeemed

------------------------------------------------------------------------------------------------------------------------------------
                             CLASS A                                CLASS B                                  CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                ACQUIRED    ACQUIRING    PRO FORMA  ACQUIRED FUND   ACQUIRING    PRO FORMA     ACQUIRED    ACQUIRING     PRO FORMA
                  FUND         FUND                                   FUND                       FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
1 Year            $612         $596        $582         $718          $703          $688         $318         $303         $288
------------------------------------------------------------------------------------------------------------------------------------
3 Years           $900         $853        $808         $973          $927          $882         $673         $627         $582
------------------------------------------------------------------------------------------------------------------------------------
5 Years          $1,209       $1,129      $1,052       $1,354        $1,278        $1,201       $1,154       $1,078       $1,001
------------------------------------------------------------------------------------------------------------------------------------
10 Years         $2,086       $1,915      $1,752       $2,292        $2,134        $1,973       $2,483       $2,327       $2,169
------------------------------------------------------------------------------------------------------------------------------------

            Example of Fees and Expenses - if shares are not redeemed

------------------------------------------------------------------------------------------------------------------------------------
                             CLASS A                                CLASS B                                  CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                ACQUIRED    ACQUIRING    PRO FORMA  ACQUIRED FUND   ACQUIRING    PRO FORMA     ACQUIRED    ACQUIRING     PRO FORMA
                  FUND         FUND                                   FUND                       FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
1 Year            $612         $596        $582         $218          $203          $188         $218         $203         $188
------------------------------------------------------------------------------------------------------------------------------------
3 Years           $900         $853        $808         $673          $627          $582         $673         $627         $582
------------------------------------------------------------------------------------------------------------------------------------
5 Years          $1,209       $1,129      $1,052       $1,154        $1,078        $1,001       $1,154       $1,078       $1,001
------------------------------------------------------------------------------------------------------------------------------------
10 Years         $2,086       $1,915      $1,752       $2,292        $2,134        $1,973       $2,483       $2,327       $2,169
------------------------------------------------------------------------------------------------------------------------------------

COMPARISON OF FUND PERFORMANCE

PERFORMANCE OF THE ACQUIRED FUND - The charts and tables below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund's Class A share performance from year to year and by showing how the Acquired Fund's average annual total return has compared to those of a broad measure of market performance - the Standard and Poor's/LSTA Leveraged Loan Index. Fee waivers and/or expense reimbursements reduced the expenses of the Acquired Fund. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts do not reflect the impact of taxes on distributions or the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns shown for the Acquired Fund's Class A shares include deduction of the applicable sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.

INCOME OPPORTUNITY FUND - CLASS A


HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
------------------------------------------------
HIGHEST QUARTER
Q1 ended March 31, 2007                 1.94%

LOWEST QUARTER
Q3 ended September 30, 2007            (1.44)%


Bar Chart:
2005    4.55%
2006    5.96%
2007    1.17%

-------------------------------------------------------------------------------------------------------------------
                                                                                                      Since
                                                                                   1 Year         Inception(2)
-------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                              (3.62)%            2.69%
-------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                                           (5.67)%            0.83%
-------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares(1)                   (2.35)%            1.22%
-------------------------------------------------------------------------------------------------------------------
Class B                                                                            (3.86)%            2.77%
-------------------------------------------------------------------------------------------------------------------
Class C                                                                            (0.45)%            3.23%
-------------------------------------------------------------------------------------------------------------------
Standard and Poor's/LSTA Leveraged Loan Index.                                      2.02%             4.71%
(reflects no deduction for fees, expenses or taxes)(3)
-------------------------------------------------------------------------------------------------------------------
1   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
    After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2   For the period of March 31, 2004 (date of inception) to December 31, 2007.

3   The S&P/LSTA Leveraged Loan Index (LLI) reflects the market- weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments.
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE OF THE ACQUIRING FUND - The charts and tables below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund's Class A share performance from year to year and by showing how the Acquiring Fund's average annual total return has compared to those of a broad measure of market performance - the Lehman Brothers High Yield Index. Fee waivers and/or expense reimbursements reduced the expenses of the Acquiring Fund. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts do not reflect the impact of taxes on distributions or the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns shown for the Acquiring Fund's Class A shares include deduction of the applicable sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.


HIGH YIELD FUND - CLASS A


HIGHEST AND LOWEST RETURNS
(Quarterly 1998-2007)
------------------------------------------------
HIGHEST QUARTER
Q2 Ended June 30, 2003                  8.87%

LOWEST QUARTER
Q3 Ended September 30, 2002            -4.77%

Bar Chart:
1998    4.98%
1999   -0.51%
2000   -3.03%
2001    4.93%
2002   -1.66%
2003   21.65%
2004   10.96%
2005    3.33%
2006   10.25%
2007    1.80%

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   1 Year          5 Years        10 Years or Since
                                                                                                                      Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                                              (3.07)%            8.32%             4.54%
------------------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                                           (5.30)%            5.94%             1.67%
------------------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares(1)                   (1.99)%            5.74%             2.03%
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                                            (2.67)%            8.51%             4.39%
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                                             0.17%             8.57%            5.55%(2)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Index                                                    1.87%            10.90%             5.51%
   (reflects no deduction for fees, expenses or taxes)(3)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning May 1, 2000 (date of inception) to December 31, 2007. The Lehman Brothers High Yield Index average annual return for the period May 1, 2000 to December 31, 2007 was 6.97%.

3 Lehman Brothers High Yield Index is an unmanaged index generally representative of the fixed rate, publicly issued, non investment grade debt registered with the SEC.
--------------------------------------------------------------------------------

For additional information about the Acquiring Fund's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.


ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT MANAGER- Security Investors, LLC, 5801 SW 6th Avenue, Topeka, Kansas 66636-0001, is the Acquiring Fund's Investment Manager. On December 31, 2007, the aggregate assets of all accounts under management of the Investment Manager were approximately $9.91 billion. Prior to August 1, 2007, the Investment Manager was named "6th Avenue Investment Management Company, LLC." Prior to May 1, 2007, the Investment Manager was named "Security Management Company, LLC."

The Investment Manager has overall responsibility for the management of the Acquiring Fund. The Investment Manager, subject to the control and supervision of the Board, furnishes investment advisory, statistical and research services to the Acquiring Fund, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain undertakings with respect to the Acquiring Fund's annual expenses. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.60% of the average net assets of the Acquiring Fund, computed on a daily basis and payable monthly, which was the fee paid by the Fund to the Investment Manager during the fiscal year ended December 31, 2007.

If the proposed Reorganization is approved by shareholders of the Acquired Fund, the Acquiring Fund will continue to pay the same management fee currently in place. A discussion regarding the basis of the Board's approval of the Acquiring Fund's investment advisory contract is available in the Fund's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER - David G. Toussaint, Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group since 1993. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a Master of Science degree in Accountancy from DePaul University and a Masters of Business Administration from the University of Chicago. Mr. Toussaint is a Chartered Financial Analyst charter holder and holds a CPA certificate.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Acquiring Fund shares.

FORM OF ORGANIZATION - The Acquiring Fund is a series of Security Income Fund, a Kansas corporation registered as an open-end management investment company. Security Income Fund is governed by the Board, which currently consists of six directors.


INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Class A, B and C shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares and the Board has suspended imposition of the redemption charge pending the Reorganization. Redemption requests received after the Closing will be treated as requests received by the Acquired Fund for the redemption of Acquiring Fund shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds.

The foregoing summarizes the material aspects of the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, investment strategies and risks that are comparable in many respects. Accordingly, the Funds are somewhat duplicative. The Board considered that not only has the Acquired Fund not garnered assets but has been declining in size, and its small size makes it difficult to manage. The Reorganization would create a larger Acquiring Fund, which should benefit shareholders of each of the Funds by spreading costs across a larger asset base, and which would allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at lower levels of management fees, gross operating expenses and operating expenses net of contractual reimbursements and waivers by Security Investors. Also, a larger Acquiring Fund may improve trading efficiency and may eventually realize economies of scale and lower operating expenses. Based upon these considerations, the Board determined that the Acquired Fund should be reorganized.

The proposed Reorganization was presented to the Board for consideration and approval at the meeting held on February 8, 2008. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of Security Income Fund, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS -- The Board, in recommending the Reorganization, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment at a lower cost than their current investment, and will benefit from the contractual expense reimbursements and waivers by Security Investors;
2. the Reorganization would not dilute the interests of either Fund's current shareholders;
3. the stronger relative past investment performance of the Acquiring Fund as compared to the Acquired Fund since the Acquired Fund's inception;
4. the similarity of the Acquired Fund's investment objective, policies and restrictions and share class structure to those of the Acquiring Fund, which indicates that Acquired Fund shareholders will continue in a comparable investment vehicle;
5. elimination of duplication of costs and inefficiencies of having two comparable Funds; and
6. the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board also considered the future potential benefits to the Acquiring Fund in that its operating costs may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund, the Acquiring Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). The distributed amounts will include any net gains realized as a result of portfolio transitioning. Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

To the extent that the Funds have any capital loss carryovers or unrealized losses at the time of the Closing Date, there may be limitations on the use of such losses by the Acquiring Fund after the Reorganization.

IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING -- If the shareholders approve the Reorganization, the Acquiring Fund could receive from the Acquired Fund at the Closing of the Reorganization certain portfolio holdings which the Acquiring Fund may not be permitted to hold under its investment policies and restrictions or that the portfolio manager of the Acquiring Fund does not want to retain. In order to avoid this situation, upon shareholders' approval of the Reorganization and prior to the Closing, the Investment Manager will seek to bring the portfolio holdings of the Acquired Fund more in alignment with the portfolio holdings of the Acquiring Fund. During this transition period, the Investment Manager will start managing a portion of the Acquired Portfolio directly and will appoint Mr. David G. Toussaint, the current portfolio manager of the Acquiring Fund, as the portfolio manager of that portion of the Acquired Fund directly managed by the Investment Manager.

Upon shareholders' approval of the Reorganization and prior to the Closing, a portion of the Acquired Fund's holdings will thus be sold for cash by Four Corners Capital Management, LLC, the Acquired Fund's current sub-adviser. The proceeds from these sales will be allocated to that portion of the Acquired Fund's portfolio that will be managed directly by the Investment Manager and will be reinvested in securities that are deemed appropriate for investment by the Acquiring Fund. In effect, the Investment Manager will manage that portion of the Acquired Fund's portfolio in a manner that is similar to the way it manages the Acquiring Fund. The investment strategies and risks of the Acquiring Fund (as previously presented in this document) will apply to that portion of the Acquired Fund's portfolio. After the Closing, the Investment Manager also may sell Acquiring Fund portfolio securities that were acquired from the Acquired Fund, and the Acquiring Fund may not be immediately fully invested in accordance with the portfolio manager's long-term investment strategies for the Acquiring Fund. Both Funds also may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and ETFs and entering into and closing futures contracts or other derivative transactions. During this transition period, the Acquired Fund may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Funds may be made at disadvantageous times, could result in increased transactional costs (all or part of which are ultimately borne by shareholders) and may result in the realization of taxable gains or losses for either or both Funds.

The impact of this transition period on the Acquired Fund and, to a lesser extent, the Acquiring Fund is difficult to predict, but pthe percentage of the Acquired Fund's portfolio holdings that will be liquidated is not expected to exceed 60%. The commissions and/or mark-ups associated with liquidation of such a percentage of the Acquired Fund's portfolio as of December 31, 2007 are estimated to be between $250,000 and $500,000 for the Acquired Fund. Such transactions may generate taxable capital gains or may negatively affect Fund performance. The Investment Manager will bear 50% of any costs associated with this transition of the Acquired Fund's portfolio holdings.

EXPENSES OF THE REORGANIZATION -- In light of the lower level of expenses to which Acquired Fund shareholders will be subject following the Reorganization and the potential for economies of scale for the Acquiring Fund shareholders and the de minimis impact of the proposed Reorganization on Acquired and Acquiring Fund expenses, the Board has determined that it is appropriate for each of the Acquired Fund, Acquiring Fund and the Investment Manager to bear one-third of the expenses relating to the Reorganization if the Acquired Fund's shareholders approve the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, proxy solicitation expenses, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The estimated cost of the Reorganization is approximately $81,000. As discussed above, the Investment Manager also will bear 50% of any costs associated with the transition of the Acquired Fund's portfolio holdings, which are estimated to be between $250,000 and $500,000.

DIVIDENDS AND OTHER DISTRIBUTIONS - Each Fund pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION OF THE FUNDS - The following table shows on an unaudited basis the capitalization of each Fund as of December 31, 2007 and on a pro forma basis as of December 31, 2007, after giving effect to the Reorganization.

---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                                                  ACQUIRING FUND SHARES
                                                                                 ISSUED TO ACQUIRED FUND   PRO FORMA ACQUIRING FUND
                                                                                     SHAREHOLDERS AT                SHARES
                                  ACQUIRED FUND             ACQUIRING FUND            REORGANIZATION              OUTSTANDING
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets                         $50,354,839               $55,518,426                                         $105,873,265
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets Per Share                  $9.57                     $12.14                                              $12.14
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Shares Outstanding                  5,261,282                 4,573,657                 4,147,845                  8,721,502
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------

GENERAL INFORMATION

OTHER BUSINESS. The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

PROXY SOLICITATION. The Board is soliciting Acquired Fund shareholders' proxies on behalf of Security Income Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about May 1, 2008, but proxies may also be solicited by telephone and/or in person by representatives of Security Investors or its affiliate(s), or The Altman Group , a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The estimated cost of retaining The Altman Group is approximately $39,000.

As previously discussed, the costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be allocated one-third to Security Investors and/or its affiliates and one-third to each of the Acquired Fund and Acquiring Fund.

SHAREHOLDER VOTING. Shareholders of record at the close of business on April 9, 2008 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding 4,757,116.906 shares of the Acquired Fund.

The persons owning of record or beneficially 5% or more of the outstanding shares of the each Fund as of the Record Date, are set forth in Appendix D. As of the Record Date, Security Income Fund's Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the each Fund.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Fund on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with Security Income Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card, unless you later elect to change your vote.

VOTE REQUIRED. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the proposed Reorganization.

INVESTMENT MANAGER, ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER. Security Investors, the Funds' investment adviser, administrator and transfer agent, is located at 5801 SW 6th Avenue, Topeka, Kansas 66636-0001. The Investment Manager is controlled by its members, Security Benefit Life Insurance Company ("SBL") and Security Benefit Corporation ("SBC"). SBL, a stock life insurance company which is incorporated under the laws of Kansas, is controlled by SBC. SBC is wholly-owned by Security Benefit Mutual Holding Company, which is controlled by SBL policyholders. The principal underwriter/distributor of the Funds, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. Security Investors and Security Distributors, Inc. are affiliates of each other.

SHAREHOLDER REPORTS. Shareholders can find important information about the Funds in the Annual Report for the fiscal year ended December 31, 2007. You may obtain a copy of the Funds' Annual Report without charge by writing to the Funds at the address above or by calling the Funds at 1-800-888-2461.

SHAREHOLDER PROPOSALS. As a general matter, Security Income Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of Security Income Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals that are not included herein and that may require a vote (such as proposals submitted on an untimely basis).

INFORMATION ABOUT THE FUNDS. Security Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,

                                             Amy J. Lee
                                             Secretary
                                             Security Income Fund
May 1, 2008
One Security Benefit Place
Topeka, Kansas 66636-0001

                      MORE INFORMATION REGARDING THE FUNDS

Both the Acquired and Acquiring Funds share the following policies.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' distributor, Security Distributors, Inc. (the "Distributor"), or with the Investment Manager, who also serves as the Funds' transfer agent ("authorized financial intermediaries"). Shares are priced at the net asset value per share (NAV) next determined after receipt and acceptance of a purchase order by the Funds' transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. Authorized financial intermediaries may charge fees in connection with an investment in the Funds. Fund shares purchased directly from a Fund are not assessed such additional charges but may be subject to a front-end sales charge as noted under the section titled "Class A Shares."

There are three different ways to buy shares of the Funds - Class A shares, Class B shares, and Class C shares. The different classes of a Fund differ primarily with respect to sales charges and Rule 12b-1 distribution and service fees for each class. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan as described below). The Funds and the Distributor reserve the right to reject any order to purchase shares, in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person/entity that opens an account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations, plans and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after your account is closed, and you bear the risk of any loss.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same authorized financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are deemed not accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures, or may rely on the policies and procedures of such financial intermediaries. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers made within the previous 12 months;

o    transfers to and from (or from and to) the same Fund;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Fund and others are disruptive or potentially disadvantageous to other shareholders, the Fund will send the shareholder a letter notifying the shareholder that the Fund is prohibiting the shareholder from making any additional purchases for a 90-day period that begins on the date of the letter. This restriction will be applied after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer (1) from the Fund followed by a transfer to the Fund or (2) to the Fund followed by a transfer from the Fund.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or an authorized financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the financial intermediaries that sell the Funds' shares can guarantee that the policies and procedures will detect every potential market timer. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception.

Because the Funds cannot guarantee that all harmful trading activity will be detected, and because the cooperation of authorized financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES - Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV) next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary, plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on each day the New York Stock Exchange ("NYSE") is open (usually 4:00 p.m. Eastern Time).

--------------------------------------------------------------------------------
                                      SALES CHARGE
                          -------------------------------------
AMOUNT OF ORDER                 AS A         AS A PERCENTAGE
                            PERCENTAGE OF     OF NET AMOUNT
(OFFERING PRICE)           OFFERING PRICE        INVESTED
--------------------------------------------------------------------------------
Less than $50,000               4.75%             4.99%
$50,000 to $99,999              3.75%             3.90%
$100,000 to $249,999            2.75%             2.83%
$250,000 to $999,999            1.75%             1.78%
$1,000,000 or more*             None               None
*Purchases of $1,000,000 or more are not subject to a sales
 charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
--------------------------------------------------------------------------------

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of a Fund may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through an authorized financial intermediary, the investor must inform such intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other authorized financial intermediaries.

Please see Appendix E and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit the Funds' website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Funds' sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN - The Funds have adopted Class A Distribution Plan that allows each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% on an annual basis of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern
Time).

Class B shares are subject to a deferred sales charge if redeemed within five years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

-----------------------------------------
NUMBER OF YEARS SINCE          DEFERRED
       PURCHASE              SALES CHARGE
-----------------------------------------
          1                       5%
          2                       4%
          3                       3%
          4                       3%
          5                       2%
      6 and more                  0%
-----------------------------------------

The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- The Funds have adopted Class B Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% on an annual basis of the average daily net assets attributable to the Class B shares of each Fund. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern
Time).

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Funds have adopted Class C Distribution Plan that allows each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% on an annual basis of the average daily net assets attributable to the Class C shares each Fund. Because the distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

REVENUE SHARING PAYMENTS -- The Investment Manager, Distributor or their affiliates may, out of their own resources and at no additional cost to the Funds or shareholders, pay financial intermediaries (including payments to affiliates of the Investment Manager or Distributor) for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the Statement of Additional Information. Shareholders may also obtain more information about these arrangements, including associated conflicts of interest, from their intermediary, and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

o Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

o Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

o In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

o    In connection with distributions from retirement plans qualified under
     Section 401(a), 401(k) or 403(b) of the Code for:

     >>   returns of excess contributions to the plan

     >>   retirement of a participant in the plan

     >> a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

     >> financial hardship (as defined in regulations under the Code) of a participant in a plan

     >>   termination of employment of a participant in a plan

     >>   any other permissible withdrawal under the terms of the plan.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell (or "redeem") shares at any time through his or her authorized financial intermediary or directly through the Funds' transfer agent. Shares will be redeemed at the NAV next determined after the order is received in good order by the Funds' transfer agent or an authorized financial intermediary, less any applicable deferred sales charge and in the case of Income Opportunity Fund Class A shares, any applicable redemption charge. Each Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern Time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, a Fund may delay sending the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

o    The name and signature of the account owner(s)

o    The name of the Fund

o    The dollar amount or number of shares to sell

o    Where to send the proceeds

o    A signature guarantee if

     >> The check will be mailed to a payee or address different than that of the account owner, or

     >>   The sale of shares is more than $25,000.

--------------------------------------------------------------------------------
  A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

Security Investors, LLC
P.O. Box 750525
Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

o INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

o SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

o CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

o TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

o    RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central Time (however, redemption requests received after 3:00 p.m. Central Time will not be processed until the next business day). The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your authorized financial intermediary. Such intermediaries may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- BY CHECK. Redemption proceeds (less any redemption charge payable with respect to Income Opportunity Fund Class A shares) will be paid by check and sent to the shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail, or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed to exist by the SEC.

REDEMPTION CHARGE (INCOME OPPORTUNITY FUND CLASS A SHARES ONLY) -- Income Opportunity Fund, like both Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in Income Opportunity Fund's shares can disrupt the Fund's investment program. Accordingly, Income Opportunity Fund imposes a 2.00% charge on redemptions (including exchanges) of Income Opportunity Fund Class A shares that have been held for 90 days or less, which charge is paid to Income Opportunity Fund to protect the Fund's long-term shareholders. Income Opportunity Fund uses the "first-in, first-out" method to determine the 90-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 90 days or less, the redemption charge will be charged against the redemption of those shares. Please refer to the section titled "Dividends and Taxes" in the Funds' Statement of Additional Information for information about the tax aspects of the charge.

The redemption charge does not apply to Class B or Class C shares of Income Opportunity Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre approved asset allocation programs.

DETERMINATION OF NET ASSET VALUE - The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the NYSE (normally 4:00 p.m. Eastern Time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Fund's portfolio holdings in the Fund's net asset value per share. There can be no assurance that a Fund would obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless you invest through an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law (which is currently scheduled to expire after 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

o Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

o The favorable tax treatment for qualified dividends and the lower rates on long-term capital gains are currently scheduled to expire after 2010.

Your share of interest earned by a Fund from bonds and other debt securities will be taxed at ordinary income rates. A Fund has "short-term capital gains" when it sells assets within one year after buying it. Your share of a Fund's net short term capital gains will also be taxed at ordinary income rates.

In general, a Fund has "long-term capital gains" when it sells a security that it has owned for more than one year. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount; or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in shares of one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to three business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the program. Shares are liquidated at NAV. The program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares" as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders who own Class A, B and C shares of the Funds may exchange those shares for shares of other series of Security Income Fund (except Security Cash Fund), or for shares of the same class of the other mutual funds distributed by the Distributor.

An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund's right to reject any order to purchase shares.

Exchanges may be made only in those states where shares of the Fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; but, any applicable redemption charge will be imposed on an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another Fund distributed by the Distributor or for shares of Security Cash Fund, if available, which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund.

For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund distributed by the Distributor, you should request a prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Electronic Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon notice to shareholders. The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. This privilege allows such participants to make periodic exchanges of shares to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares, subject to applicable investment minimums, if any. The Investment Manager will exchange shares as requested on the first business day of the month. The Investment Manager will make exchanges until your account value is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. You may instruct the Investment Manager to terminate dollar cost averaging at any time by written request.

ASSET REBALANCING. This option allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificated form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

Shareholders may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund, subject to applicable investment minimums, if any. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. Asset rebalancing may be terminated at any time by written request to the Investment Manager.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING FUND

The financial highlights tables are is intended to help you understand the financial performance of the Acquiring Fund's Class A shares, Class B shares and Class C shares during the past five years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, whose report, along with the Acquiring Fund's financial statements, are included in the annual report, which is available upon request.

                                                                                     YEAR ENDED DECEMBER 31
                                                                2007           2006           2005           2004          2003
CLASS A
PER SHARE DATA
Net asset value, beginning of period                           $12.75         $12.35         $12.70         $12.17        $10.66
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income(a)                                        0.87           0.83           0.77           0.73          0.70
Net gain (loss) on securities (realized and
     unrealized)                                               (0.64)           0.39         (0.37)           0.55          1.54
                                                       --------------------------------------------------------------------------
Total from investment operations                                 0.23           1.22           0.40           1.28          2.24
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (0.84)         (0.82)         (0.75)         (0.73)        (0.73)
Return of capital                                                   -              -              -         (0.02)             -
                                                       --------------------------------------------------------------------------
Total distributions                                            (0.84)         (0.82)         (0.75)         (0.75)        (0.73)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.14         $12.75         $12.35         $12.70        $12.17
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                 1.80%         10.25%          3.33%         10.96%        21.65%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $50,917        $55,762        $38,506        $33,393       $25,777
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                           6.90%          6.68%          6.28%          6.05%         6.40%
Total expenses(c)                                               1.42%          1.45%          1.47%          1.48%         1.28%
Net expenses(d)                                                 1.25%          1.45%          1.47%          1.48%         1.27%
Net expenses prior to custodian earning credits and
     net of expense waivers                                     1.25%          1.45%          1.47%          1.48%         1.27%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           54%            56%            73%            73%           61%

CLASS B(e)
PER SHARE DATA
Net asset value, beginning of period                           $12.70         $12.30         $12.66         $12.14        $10.63
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income(a)                                         0.90           0.75           0.70           0.65          0.67
Net gain (loss) on securities (realized and
     unrealized)                                               (0.63)           0.39         (0.40)           0.53          1.48
                                                       --------------------------------------------------------------------------
Total from investment operations                                 0.27           1.14           0.30           1.18          2.15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (0.88)         (0.74)         (0.66)         (0.64)        (0.64)
Return of capital                                                   -              -              -         (0.02)             -
                                                       --------------------------------------------------------------------------
Total distributions                                            (0.88)         (0.74)         (0.66)         (0.66)        (0.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.09         $12.70         $12.30         $12.66        $12.14
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                 2.09%          9.54%          2.47%         10.09%        20.82%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $3,027         $5,320         $5,324         $8,437        $8,324
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                           7.16%          5.99%          5.52%          5.31%         5.92%
Total expenses(c)                                               1.18%          2.13%          2.22%          2.22%         2.08%
Net expenses(d)                                                 1.00%          2.13%          2.22%          2.22%         2.08%
Net expenses prior to custodian earning credits and
     net of expense waivers                                     1.00%          2.13%          2.22%          2.22%         2.08%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           54%            56%            73%            73%           61%

                                                                                     YEAR ENDED DECEMBER 31
                                                                2007           2006           2005           2004          2003
CLASS C
PER SHARE DATA
Net asset value, beginning of period                           $12.76         $12.36         $12.72         $12.19        $10.67
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment incomea                                           0.78           0.74           0.69           0.65          0.66
Net gain (loss) on securities (realized and
     unrealized)                                               (0.63)           0.39         (0.39)           0.54          1.50
                                                       --------------------------------------------------------------------------
Total from investment operations                                 0.15           1.13           0.30           1.19          2.16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                           (0.75)         (0.73)         (0.66)         (0.64)        (0.64)
Return of capital                                                   -              -              -         (0.02)             -
                                                       --------------------------------------------------------------------------
Total distributions                                            (0.75)         (0.73)         (0.66)         (0.66)        (0.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.16         $12.76         $12.36         $12.72        $12.19
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                 1.12%          9.42%          2.46%         10.12%        20.82%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $1,574         $1,933         $1,795         $2,174        $1,857
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                           6.16%          5.92%          5.52%          5.31%         5.85%
Total expenses(c)                                               2.18%          2.21%          2.22%          2.22%         2.08%
Net expenses(d)                                                 2.00%          2.21%          2.22%          2.22%         2.07%
Net expenses prior to custodian earnings credits and
     net of expense waivers                                     2.00%          2.21%          2.22%          2.22%         2.07%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           54%            56%            73%            73%           61%

a Net investment income was computed using the average shares outstanding throughout the period.

b Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.

c Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

d Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

e Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.

                       APPENDIX A - Plan of Reorganization


     THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 8th day of February, 2008, by Security Income Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Security Income Opportunity Fund and Security High Yield Fund.

     This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (each a "Reorganization") will consist of the transfer of all of the assets of Security Income Opportunity Fund (the "Acquired Fund") to Security High Yield Fund (the "Acquiring Fund") in exchange solely for Class A, Class B and Class C voting shares of the Acquiring Fund (the "Acquiring Fund Shares"); the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan.

     WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, the Company, on behalf of the Acquired Fund and the Acquiring Fund separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approvals of the shareholders of the Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the same class of the Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph
          2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of an Acquiring Fund Share of any class shall be the net asset value per share computed for that class as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

     2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be [July 25], 2008, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

     3.2. The Company shall direct the Custodian of the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

     3.3. Security Investors, LLC, as transfer agent for the Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of the Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933 ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (g) The Acquired Fund has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The financial statements of the Acquired Fund as of and for the year ended December 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring
               Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

          (j) Since December 31, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Fund, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2. The Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The financial statements of the Acquiring Fund as of and for the year ended December 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

          (i) Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Fund and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

     5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares of each class received at the Closing.

     5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

     5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

     5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Fund and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Fund on or before the Closing Date; and

     6.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company and the Acquired Fund contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Fund on or before the Closing Date;

     7.3. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.4. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

     8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1. The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquired Fund and Acquiring Fund shall bear one-third of the expenses relating to the proposed Reorganization and the investment adviser to the Acquiring Fund shall bear the remainder of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12.  AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

     13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

     13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

     13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Fund and the Acquired Fund.

                                           SECURITY INCOME FUND

                                       BY: /s/ THOMAS A. SWANK
                                           -------------------------------------
                                     NAME:     THOMAS A. SWANK
                                    TITLE:        PRESIDENT


THOMAS A. SWANK

       APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

This Appendix takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Funds' Statement Of Additional Information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Fund's other investments. The portfolio managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Fund's fundamental policies is included in the Funds' Statement Of Additional Information.

To the extent authorized by law, each of the Funds reserves the right to discontinue offering shares at any time, to merge a class of shares, or to cease operations at any time.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

CONVERTIBLE SECURITIES -- The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features.

FOREIGN SECURITIES -- The Funds may invest in foreign securities denominated in U.S. dollars. Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information;
(iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds.

ASSET-BACKED SECURITIES -- The Funds may invest in asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED SECURITIES -- Security High Yield Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association
(GNMA), the Federal National Mortgage Association (Fannie

Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value
(par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which the Fund may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives interest only payments
(IOs) and another receives principal only payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the Fund's investment in CMOs, IOs, or POs will be successful, and the Fund's total return could be adversely affected as a result.

RESTRICTED SECURITIES -- The Funds may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified institutional buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.

LOWER RATED DEBT SECURITIES -- The Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality debt securities. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager's or sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

SENIOR LOANS -- The Funds may invest in Senior Loans. Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. High Yield Fund and Income Opportunity Fund may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, unsecured corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. The Senior Loans that the Funds acquire typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Because of prepayments and refinancings, the average life of a typical Senior Loan generally has been approximately 18 to 30 months. Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 2.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans fluctuate. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers may tend to choose longer reset periods, and during periods of declining interest rates, borrowers may tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

The Funds will not originate Senior Loans. Consequently, a Fund invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation interest in Senior Loans. The Funds will purchase an assignment with respect to a Senior Loan, only if the agent is determined by the Investment Manager or sub-adviser, in its reasonable judgment to be creditworthy. There is no minimum rating or other independent evaluation of a borrower limiting a Fund's investments and most Senior Loans that the Funds may acquire, if rated, will be rated below investment grade credit quality.

When a Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. When a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower.

A Fund may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of non-public information, a Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

U.S. GOVERNMENT SECURITIES -- The Funds may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

SOME OF THE MANAGEMENT PRACTICES OF THE FUNDS INCLUDE:

CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment Manager or sub-adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.

BORROWING -- While the Funds have no present intention to borrow for investment purposes, each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- The Funds may utilize futures contracts. The Funds may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Funds may sell or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

In addition, when a Fund sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Fund had not sold an option on the underlying security.

SWAPS, CAPS, FLOORS AND COLLARS -- The Funds may enter into interest rate, total return and index swaps. The Funds may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Except as noted below and to the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Security Income Opportunity Fund may enter into interest rate hedging transactions, interest rate swaps and the purchase or sale of interest rate caps and floors. Security Income Opportunity Fund may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of Security Income Opportunity Fund's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which Security Income Opportunity Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of Security Income Opportunity Fund's portfolio. If Four Corners' judgment about the direction or extent of the movement in interest rates is incorrect, Security Income Opportunity Fund's overall performance would be worse than if it had not entered into any such transactions. Security Income Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.

CREDIT DERIVATIVE INSTRUMENTS -- The Funds may engage in credit derivative transactions. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments, such as credit-linked notes. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. These risks include (without limitation) the risk that a seller may fail to satisfy its payment obligations in the event of default, the risk that a swap may expire worthless and will generate income only in the event of default, lack of availability, illiquidity, and mispricing or improper valuation. A Fund may lose the entire amount of its investment in credit derivative instruments.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Funds may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.

PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains.

STRUCTURED INVESTMENT VEHICLES ("SIVS") -- The Funds may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they many be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

                        Appendix C - Performance Update


Manager's Commentary                                      Security Income Fund
February 15, 2008                                            High Yield Series
------------------------------------------------------------------------------
SECURITY GLOBAL INVESTORS  (TM)

Adviser, Security Global Investors

Photo: David Toussaint

Caption:
David Toussaint
Portfolio Manager

TO OUR SHAREHOLDERS:

The Security Income Fund - High Yield Series recorded a gain of 1.80% (1) for the year ended December 31, 2007, which was comparable to the 1.87% performance of its benchmark, the Lehman High Yield Index, and a 1.85% return for the Series' peer group.

The High Yield Fund will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series' investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis including assessing factors such as an issuer's management experience, its debt service coverage, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating increase would typically increase the value of the security.

HIGH YIELD MARKET REVIEW

The high yield market produced lackluster results during the year as the credit and financial market turmoil caused investors to shun risk and seek higher quality securities. The high yield market reached historically tight spread levels on June 1 and then widened materially throughout the second half. Additionally, LBO-related activity slowed dramatically from its record 2006 pace as risk aversion took hold of the market. Although spreads widened and bond issuance slowed, the high yield corporate default rate fell to a record low of 0.9% at year-end.

SERIES PERFORMANCE

Due to tight credit spreads at the start of the year, the Series was in a defensive posture of higher quality, shorter duration issues. The market was not paying investors to take risk and extend to longer duration positions. The Series maintained its defensive position as the sub-prime mortgage issues worked their way through the financial system and credit markets deteriorated.

The Series' core holdings in shorter maturity bonds provided solid income generation and stable current yields. These shorter maturity bonds are not as sensitive to credit spread movements. Therefore, as credit spreads widened during the year, these bonds lost less of their principal value compared to longer maturity bonds, while still collecting interest payments.

Within the financial sector, a few bonds helped to produce significant performance for the Series. Doral Financial Corporation was able to refinance a maturing bond and Fairfax Financial Holdings, a property casualty insurer, generated strong profits. Also contributing to performance, the Series was able to benefit by avoiding numerous pitfalls. The consumer cyclical sector's bonds in the Series outperformed the benchmark by holding steady performers and by avoiding homebuilding and building materials companies as these companies struggled due to the housing slowdown.

The communications sector had a negative impact on the Series due to security selection in a newspaper publisher, Morris Publishing, and a radio broadcasting company, Cumulus Media, as the slower economy caused advertising revenue to weaken.

2008 MARKET OUTLOOK

As we enter 2008, we remain cautious and defensive on the market given the continued concern about a potential recession and higher corporate default rates. Although default rates reached historic lows, it is expected to increase closer to its long-run average in 2008. Therefore, the Series will continue to hold higher quality, shorter maturity securities. As mentioned earlier, spreads widened materially during the second half of 2007 and now more appropriately reflect the risk associated with high yield securities. While not cheap, we believe current spreads reflect a more fair valuation considering the risk. We will continue to monitor the ongoing credit and financial market dislocations and incrementally add risk to the Series when it is appropriate.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

1 Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares.

                       APPENDIX D - OWNERSHIP INFORMATION




As of the Record Date, to the knowledge of each Fund, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares are set forth below:

SECURITY INCOME OPPORTUNITY FUND

---------------------------------------------- ------------------------- ------------------------ ----------------------------------
                                                       TYPE OF              PERCENTAGE (rounded)  PERCENTAGE (rounded) OF COMBINED
NAME AND ADDRESS OF SHAREHOLDER                       OWNERSHIP                 OF PORTFOLIO     PORTFOLIO AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
Pershing LLC, Jersey City, New Jersey                  Record                     10%                           5%
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
Security Distributors, Inc., Topeka, Kansas            Record                     47%                          20%
---------------------------------------------- ------------------------- ------------------------ ----------------------------------



SECURITY HIGH YIELD FUND

---------------------------------------------- ------------------------- ------------------------ ----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                        TYPE OF               PERCENTAGE (rounded)  PERCENTAGE (rounded) OF COMBINED
                                                      OWNERSHIP                OF PORTFOLIO      PORTFOLIO AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
Security Distributors, Inc., Topeka, Kansas            Record                     14%                           8%
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
UMB Bank NA, Kansas City, Missouri                     Record                     59%                          34%
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
UMBSC & Co., Kansas City, Missouri                     Record                      9%                           5%
---------------------------------------------- ------------------------- ------------------------ ----------------------------------


---------------
* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on the Record Date.

                       APPENDIX E - REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine the current value of all its holdings of Class A shares of the Funds (including Class A accounts purchased at net asset value) with a contemplated current purchase and receive the applicable reduced front end sales charge. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Security High Yield Fund, Security Income Opportunity Fund, Security Capital Preservation Fund, Security Diversified Income Fund, Security Large Cap Value Fund, Security Equity Fund, Security Global Fund, Security Mid Cap Value Fund, Security Small Cap Growth Fund, Security Select 25 Fund, Security Alpha Opportunity Fund or Security Mid Cap Growth Fund in those states where shares of the Funds being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser of the Funds' shares may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, as well as Security Capital Preservation Fund, Security Diversified Income Fund, Security Large Cap Value Fund, Security Equity Fund, Security Global Fund, Security Mid Cap Value Fund, Security Small Cap Growth Fund, Security Select 25 Fund, Security Alpha Opportunity Fund or Security Mid Cap Growth Fund to which rights of accumulation apply. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of a Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another Fund, Security Capital Preservation Fund, Security Diversified Income Fund, Security Large Cap Value Fund, Security Equity Fund, Security Global Fund, Security Mid Cap Value Fund, Security Small Cap Growth Fund, Security Select 25 Fund, Security Alpha Opportunity Fund or Security Mid Cap Growth Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 90 days after the redemption request.

The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares may be purchased at net asset value by customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager that provides for the waiver of the front-end sales charge. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that
(i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.


                                      E-2